                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 23

VIG SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust
as a vehicle to provide the potential                   [PHOTO]
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are    DENNIS J. MCDONNELL AND DON G. POWELL
generally free from federal income
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY PIE CHART]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA..............  41.0%
AA...............   9.5%
A................  14.0%
BBB..............  21.7%
BB...............   3.5%
Non-Rated........  10.3%

* As a Percentage of Long-Term Investments
  Based upon the highedst credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a mix of high-quality and low-quality bonds to balance the portfolio's volatility in response to changing market conditions. Higher-quality issues generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the period. Lower-quality securities tend to outperform when rates are rising, and they usually pay higher yields. During the reporting period, we sold some of our AAA-rated insured bonds and purchased A- and AA-rated bonds in an effort to boost the Trust's yield.
    Overall, new acquisitions were limited because current market yields were below the average yield of bonds in the Trust. Most purchases were intended to extend the duration of the Trust in order to maintain its sensitivity to changing interest rates. The Trust's

                                                         Continued on page three
duration had been decreasing as the lower interest rate environment caused several positions to be priced to call dates rather than maturities. As of April 30, the duration of the Trust was 7.99 years, compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.
    We purchased discount bonds that had the potential to appreciate in value. In addition, we bought high-yielding premium bonds in order to enhance the Trust's income-earning ability. These trades helped extend the call protection of the Trust.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Health Care....................... 25.9%
    Single-Family Housing............. 14.2%
    Industrial Revenue................ 12.7%
    Retail Electric/Gas/Telephone...... 7.7%
    Public Education................... 6.9%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of (2.13) percent(1). This reflects a decrease in market price per common share from $10.9375 on October 31, 1997, to $10.3750 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
6.59 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.30 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                         Distribution per Common Share
DEC 1997..........................  $.0570
JAN 1998..........................  $.0570
FEB 1998..........................  $.0570
MAR 1998..........................  $.0570
APR 1998..........................  $.0570


ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

         VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL--VIG)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)..........   (2.13)%
Six-month total return based on NAV(2)...................     1.81%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)...............................................     6.59%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................    10.30%

 SHARE VALUATIONS

Net asset value..........................................  $  10.51
Closing common stock price...............................  $10.3750
Six-month high common stock price (1/13/98)..............  $11.3750
Six-month low common stock price (4/30/98)...............  $10.3125
Preferred share rate(5)..................................     3.74%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                           PORTFOLIO OF INVESTMENTS

                          April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  104.4%
         ALASKA  4.3%
$ 3,250  Valdez, AK Marine Term Rev BP Pipeline Inc Proj
         Ser B Rfdg......................................   5.500%  10/01/28  $ 3,259,652
                                                                              -----------
         ARIZONA  3.0%
  2,675  Maricopa Cnty, AZ Uni Sch Dist No 69 Paradise
         Vly (FSA Insd) (a)..............................   4.000   07/01/16    2,280,732
                                                                              -----------
         ARKANSAS  1.6%
  1,000  Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser A (e)................   7.500   01/31/06      960,000
    919  Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser B (e)................   7.500   01/31/06      275,613
                                                                              -----------
                                                                                1,235,613
                                                                              -----------
         CALIFORNIA  3.3%
  4,490  Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
         (MBIA Insd).....................................       *   09/01/17    1,630,499
    225  Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A (d)...........................  0/7.15   01/01/13      172,017
    650  Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A...............................       *   01/01/28      122,486
    500  Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA
         Insd)...........................................   6.100   08/01/12      559,345
                                                                              -----------
                                                                                2,484,347
                                                                              -----------
         COLORADO  10.3%
 10,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C (Prerefunded @ 08/31/05).......       *   08/31/26    1,487,700
  2,560  Denver Co City & Cnty Arpt Rev Ser A............   8.500   11/15/23    2,829,415
    240  Denver Co City & Cnty Arpt Rev Ser A
         (Prerefunded @ 11/15/00)........................   8.500   11/15/23      269,273
    220  Jefferson Cnty, CO Residential Mtg Rev..........  11.500   09/01/11      361,363
    100  Jefferson Cnty, CO Residential Mtg Rev..........   9.000   09/01/12      140,897
    145  Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/03)........................  11.500   09/01/11      192,534
    160  Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/04)........................  11.500   09/01/11      219,904
    180  Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/05)........................  11.500   09/01/11      255,668
    205  Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/06)........................  11.500   09/01/11      299,936
    235  Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/07)........................  11.500   09/01/11      353,125

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$ 265    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/08)........................  11.500%  09/01/11  $   407,885
  300    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/09)........................  11.500   09/01/11      472,188
  340    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/10)........................  11.500   09/01/11      545,649
                                                                              -----------
                                                                                7,835,537
                                                                              -----------
         FLORIDA  4.3%
1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser A (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,070,150
1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser B (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,070,150
2,300    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
         Ser A (c) (e)...................................  10.000   12/15/11    1,150,000
                                                                              -----------
                                                                                3,290,300
                                                                              -----------
         ILLINOIS  23.2%
1,000    Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser
         C Rfdg (Prerefunded @ 02/15/01) (FGIC Insd).....   7.200   02/15/21    1,094,860
2,435    Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent
         Proj (Prerefunded @ 09/01/99) (b)...............   8.375   09/01/14    2,607,763
5,380    Aurora, IL Single Family Mtg Rev Cap Apprec
         (AMBAC Insd)....................................       *   12/01/22      789,730
  450    Bedford Park, IL Tax Increment 71st & Cicero
         Proj Rfdg.......................................   7.000   01/01/06      482,166
  250    Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
         Insd)...........................................   5.750   12/01/27      260,295
2,595    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc Ser B (b).............................   8.950   05/01/18    2,913,952
1,415    Chicago, IL Single Family Mtg (GNMA
         Collateralized).................................   7.625   09/01/27    1,610,242
  510    Cook Cnty, IL Sch Dist No 107 La Grange (b).....   7.150   12/01/08      605,171
  575    Cook Cnty, IL Sch Dist No 107 La Grange.........   7.200   12/01/09      689,132
  625    Cook Cnty, IL Sch Dist No 107 La Grange.........   7.000   12/01/10      739,400
  500    Hodgkins, IL Tax Increment Ser A Rfdg...........   7.625   12/01/13      552,960
  885    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D...............................................   9.500   11/15/15    1,029,113
  745    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D (Prerefunded @ 11/15/00)......................   9.500   11/15/15      853,569
  500    Illinois Hlth Fac Auth Rev Lutheran Social Svcs
         Proj Ser A (Prerefunded @ 08/01/00).............   7.650   08/01/20      546,335
1,910    Illinois Hsg Dev Auth Residential Mtg Rev Ser B
         (b).............................................   7.250   08/01/17    2,021,334
  250    Lake Cnty, IL Cmnty Unit (b)....................   7.600   02/01/14      310,255

                                               See Notes to Financial Statements

                          April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$ 500    Robbins, IL Res Recovery Rev....................   8.375%  10/15/16  $   519,570
                                                                              -----------
                                                                               17,625,847
                                                                              -----------
         INDIANA  2.7%
2,000    Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
         & Hlth Cent Ser A Rfdg (Prerefunded @
         08/15/98).......................................   8.750   02/15/13    2,067,260
                                                                              -----------
         LOUISIANA  2.2%
1,500    Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
         Glenwood Regl Med Cent (Prerefunded @
         07/01/01).......................................   7.500   07/01/21    1,664,295
                                                                              -----------
         MARYLAND  2.6%
1,845    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Single Family Ser 4 (FHA Gtd)...................   7.450   04/01/32    1,943,541
                                                                              -----------
         MASSACHUSETTS  1.1%
  360    Massachusetts St Hlth & Edl Fac Auth Rev Cent
         New England Hlth Sys Ser A......................   6.125   08/01/13      374,252
  395    Massachusetts St Hsg Fin Agy Multi-Family
         Residential Dev
         Ser A (FNMA Collateralized).....................   8.150   02/01/29      418,732
                                                                              -----------
                                                                                  792,984
                                                                              -----------
         MICHIGAN  1.2%
  820    Michigan St Hosp Fin Auth Rev Battle Creek Hosp
         Ser H (Prerefunded @ 11/15/00)..................   9.500   11/15/15      937,350
                                                                              -----------
         MISSISSIPPI  1.9%
1,500    Medical Cent Ed Bldg Corp MS Rev Univ MS Med
         Cent Ser B Rfdg (AMBAC Insd) (a)................   5.000   12/01/16    1,450,575
                                                                              -----------
         MONTANA  4.2%
2,900    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
         Ser B Rfdg (AMBAC Insd) (b).....................   7.250   08/01/21    3,162,856
                                                                              -----------
         NEVADA  2.1%
1,500    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700   06/01/22    1,621,680
                                                                              -----------
         NEW HAMPSHIRE  4.2%
2,500    New Hampshire Higher Edl & Hlth Fac Auth Rev
         Hosp Catholic Med Cent Rfdg (b).................   8.250   07/01/13    2,628,975
  500    New Hampshire St Indl Dev Auth Rev Pollutn Ctl
         Pub Svcs Co of NH Proj Ser C....................   7.650   05/01/21      532,655
                                                                              -----------
                                                                                3,161,630
                                                                              -----------
         NEW JERSEY  0.9%
  650    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent........................................   7.500   07/01/06      696,326
                                                                              -----------
         NEW YORK  5.3%
1,240    New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev (AMBAC Insd) (b)............................   6.750   06/15/06    1,337,216


                                               See Notes to Financial Statements

                          April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$1,260   New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev Ser A (Prerefunded @ 06/15/01) (AMBAC Insd)
         (b).............................................   6.750%  06/15/06  $ 1,364,517
1,305    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd) (b)............   5.750   12/01/22    1,349,579
                                                                              -----------
                                                                                4,051,312
                                                                              -----------
         NORTH CAROLINA  2.5%
2,000    North Carolina Med Care Comm Hlthcare Fac Rev
         Novant Hlth Proj Ser A Rfdg (MBIA Insd) (a).....   5.000   10/01/24    1,901,500
                                                                              -----------
         OHIO  1.8%
  800    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr St
         Assoc Ltd Proj (GNMA Collateralized)............   6.250   12/20/36      845,824
  500    Ohio St Solid Waste Rev Republic Engineered
         Steels Proj.....................................   8.250   10/01/14      515,510
                                                                              -----------
                                                                                1,361,334
                                                                              -----------
         PENNSYLVANIA  1.5%
1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Rfdg...........   7.625   05/01/20    1,135,810
                                                                              -----------
         TENNESSEE  3.0%
2,140    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Open
         Arms Dev Cent Ser E (b).........................   9.750   08/01/19    2,274,135
                                                                              -----------
         TEXAS  10.2%
1,000    Alliance Arpt Auth Inc TX Spl Fac Rev American
         Airls Inc.......................................   7.000   12/01/11    1,161,510
  491    Pecos Cnty, TX Ctfs Partn.......................   6.000   01/12/08      508,656
2,480    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
         Retardation Rfdg (Cap Guar Insd) (b)............   5.500   09/01/13    2,529,253
2,500    Victoria, TX Util Sys Rev (MBIA Insd)...........   5.000   12/01/21    2,393,100
1,000    West Side Calhoun Cnty, TX Navig Dist Solid
         Waste Disp Union Carbide Chem & Plastics........   8.200   03/15/21    1,105,810
                                                                              -----------
                                                                                7,698,329
                                                                              -----------
         WEST VIRGINIA  4.1%
3,000    Braxton Cnty, WV Solid Waste Variable
         Weyerhaeuser Co Proj............................   5.800   06/01/27    3,089,280
                                                                              -----------
         WISCONSIN  1.4%
  935    Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
         Vly Hosp Ser F Rfdg.............................   9.500   11/15/12    1,086,003
                                                                              -----------
         PUERTO RICO  1.5%
1,250    Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser
         A...............................................   4.750   07/01/38    1,132,237
                                                                              -----------

                                               See Notes to Financial Statements

                          April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                       Description                                            Market Value
------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  104.4%
  (Cost $76,074,817)........................................................  $79,240,465
SHORT-TERM INVESTMENTS  0.1%
  (Cost $71,429)............................................................       53,571
                                                                              -----------
TOTAL INVESTMENTS  104.5%
  (Cost $76,146,246)........................................................   79,294,036
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.5%)...............................   (3,431,805)
                                                                              -----------
NET ASSETS  100.0%..........................................................  $75,862,231
                                                                              ===========

 *Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.
(c) Non-Income producing security.
(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $76,146,246)........................  $79,294,036
Receivables:
  Investments Sold..........................................    1,740,813
  Interest..................................................    1,557,559
  Variation Margin on Futures...............................       53,594
Other.......................................................       20,314
                                                              -----------
      Total Assets..........................................   82,666,316
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    5,722,419
  Custodian Bank............................................      801,797
  Income Distributions--Common and Preferred Shares.........       60,895
  Investment Advisory Fee...................................       37,657
  Affiliates................................................        9,884
Options at Market Value (Net premiums received of
  $61,693)..................................................       18,750
Trustees' Deferred Compensation and Retirement Plans........       86,892
Accrued Expenses............................................       65,791
                                                              -----------
      Total Liabilities.....................................    6,804,085
                                                              -----------
NET ASSETS..................................................  $75,862,231
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  4,839,000 shares issued and outstanding)..................       48,390
Paid in Surplus.............................................   52,700,019
Net Unrealized Appreciation.................................    3,139,865
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (924,281)
Accumulated Net Realized Loss...............................   (4,101,762)
                                                              -----------
      Net Assets Applicable to Common Shares................   50,862,231
                                                              -----------
NET ASSETS..................................................  $75,862,231
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($50,862,231 divided
  by 4,839,000 shares outstanding)..........................  $     10.51
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended April 30,1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 2,484,773
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      227,835
Preferred Share Maintenance.................................       40,655
Audit.......................................................       19,990
Trustees' Fees and Expenses.................................       14,671
Legal.......................................................        4,763
Custody.....................................................        1,957
Other.......................................................       52,494
                                                              -----------
    Total Expenses..........................................      362,365
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,122,408
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $7,866)........................................  $   639,896
  Options...................................................      116,483
  Futures...................................................     (208,657)
                                                              -----------
Net Realized Gain...........................................      547,722
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,419,117
                                                              -----------
  End of the Period:
    Investments.............................................    3,147,790
    Options.................................................       42,943
    Futures.................................................      (50,868)
                                                              -----------
                                                                3,139,865
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,279,252)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (731,530)
                                                              ===========

NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,390,878
                                                              ===========

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended April 30, 1998 and
                 the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 2,122,408        $ 4,640,504
Net Realized Gain/Loss..................................       547,722         (1,805,353)
Net Unrealized Appreciation/Depreciation
  During the Period.....................................    (1,279,252)         2,386,852
                                                          ------------       ------------
Change in Net Assets from Operations....................     1,390,878          5,222,003
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................    (1,654,687)        (3,435,176)
  Preferred Shares......................................      (449,588)          (893,796)
                                                          ------------       ------------
Total Distributions.....................................    (2,104,275)        (4,328,972)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      (713,397)           893,031
NET ASSETS:
Beginning of the Period.................................    76,575,628         75,682,597
                                                          ------------       ------------
End of the Period (Including accumulated distributions
  in excess of net investment income of $924,281 and
  $942,414, respectively)...............................   $75,862,231        $76,575,628
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                            Six Months Ended    ------------------------------
                                             April 30, 1998       1997       1996       1995
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)..............     $10.658         $ 10.474    $10.754    $10.500
                                                -------          -------    -------    -------
  Net Investment Income....................        .439             .959       .882       .877
  Net Realized and Unrealized Gain/Loss....       (.151)            .120      (.195)      .406
                                                -------          -------    -------    -------
Total from Investment Operations...........        .288            1.079       .687      1.283
                                                -------          -------    -------    -------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders............        .342             .710       .780       .825
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................        .093             .185       .187       .204
                                                -------          -------    -------    -------
Total Distributions........................        .435             .895       .967      1.029
                                                -------          -------    -------    -------
Net Asset Value,
  End of the Period........................     $10.511          $10.658    $10.474    $10.754
                                                =======          =======    =======    =======
Market Price Per Share at End of
  the Period...............................    $10.3750         $10.9375    $11.000    $10.625
Total Investment Return at
  Market Price (b).........................      (2.13%)*          6.13%     11.02%      2.88%
Total Return at Net Asset Value (c)........       1.81%*           8.91%      4.83%     10.59%
Net Assets at End of the Period
  (In millions)............................       $75.9            $76.6      $75.7      $77.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............       1.42%            1.47%      1.51%      1.52%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................       6.54%            7.38%      6.55%      6.31%
Portfolio Turnover.........................         17%*             25%        39%        50%
* Non-Annualized
**Ratio of Expenses to Average Net
  Assets Including Preferred Shares........        .95%             .99%      1.01%      1.02%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A=Not Applicable

--------------------------------------------------------------------------------


                                                              November 30, 1989
                                                                  (Commencement
                                                                  of Investment
                                                                 Operations) to
Year Ended October 31                                          October 31, 1990
-------------------------------------------------------------------------------
                       1994      1993      1992      1991      October 31, 1990
-------------------------------------------------------------------------------
                      $12.094   $11.151   $11.502   $10.832        $10.901
                      -------   -------   -------   -------        -------
                         9.58     1.090     1.090     1.153          1.001
                       (1.480)     .917     (.348)     .647          (.115)
                      -------   -------   -------   -------        -------
                        (.522)    2.007      .742     1.800           .886
                      -------   -------   -------   -------        -------
                         .930      .930      .925      .886           .725
                         .142      .134      .168      .244           .230
                      -------   -------   -------   -------        -------
                        1.072     1.064     1.093     1.130           .955
                      -------   -------   -------   -------        -------
                      $10.500   $12.094   $11.151   $11.502        $10.832
                      =======   =======   =======   =======        =======
                      $11.125   $13.875   $11.750   $12.250        $10.500
                      (13.59%)   26.46%     3.10%    25.65%           .21%*
                       (5.77%)   17.40%     5.04%    14.87%          3.70%*
                        $75.8     $83.5     $79.0     $80.7          $77.4
                        1.47%     1.35%     1.52%     1.53%          1.41%
                        7.20%     8.14%     8.01%     8.12%          7.75%
                          30%        7%       21%       52%           134%*
                        1.01%      .94%     1.05%     1.05%            N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward of $4,671,592, which will expire between October 31, 1998 and October 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes and as a result of gains or losses recognized for tax purposes on open option contracts at October 31, 1997.

    At April 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $76,232,994; the aggregate gross unrealized appreciation is $5,625,384 and the aggregate gross unrealized depreciation is $2,572,267 resulting in net unrealized appreciation including open option and futures transactions of $3,053,717.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.
    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $21,600 representing Van Kampen American Capital Distributors, Inc.'s or

                          April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,156,026 and $12,702,885, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     Summarized on the following pages are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1998, were as follows:

                                                  Contracts     Premium
------------------------------------------------------------------------
Outstanding at October 31, 1997.................       435     $  26,396
Options Written and Purchased (Net).............       618       131,075
Options Terminated in Closing Transactions
  (Net).........................................       (52)       65,420
Options Expired (Net)...........................      (901)     (161,198)
                                                   -------     ---------
Outstanding at April 30, 1998...................       100     $  61,693
                                                  ========     =========

The related futures contracts of the outstanding option transactions as of April 30, 1998, and the description and market value are as follows:

                                                                     Market
                                                  Exp. Month/        Value
                                     Contracts   Exercise Price    of Options
-----------------------------------------------------------------------------
Muni Bond Future
June 1998 -- Written Put
(Current Notional Value
of $121,063 per contract)..........     100         June/117       $ (18,750)
                                     ======                        ==========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                            Contracts
---------------------------------------------------------------------
Outstanding at October 31, 1997...........................         0
Futures Opened............................................       279
Futures Closed............................................      (244)
                                                             -------
Outstanding at April 30, 1998.............................        35
                                                            ========

    The futures contracts outstanding as of April 30, 1998, and the description and unrealized depreciation are as follows:

                                                              Unrealized
                                                Contracts    Depreciation
-------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures
June 1998
(Current Notional Value $120,219 per
contract).....................................      35        $  50,868
                                                ======        =========

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 1998 was 3.740%. During the six months ended April 30, 1998, the rates ranged from 3.450% to 3.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

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

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                                      25